Investor Deck September 2025 WELCOME TO TRIUMPH NYSE: TFIN

2 Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd- Frank Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph Financial’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 11, 2025. Non-GAAP Financial Measures This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non -GAAP financial measures to GAAP financial measures, if included, are provided at the end of this presentation. Unless otherwise noted, all data presented in this document is as of the quarter ending September 30, 2025.

Overview

4 Triumph Is a Financial and Technology Company Serving the Transportation Industry Market Cap As of Oct 13, 2025 $1.1B Revenue(1) Net Income to Common Shareholders 3Q25 TTM $422MM 3Q25 TTM $6.8MM 1. Revenue defined as net interest income + noninterest income for the trailing twelve months (TTM) ending September 30, 2025.

5 Triumph Is Building Innovative Solutions To Support the U.S. Freight and Logistics Industry 1. American Trucking Association data for 2023 | 2. BEA.gov U.S. GDP 2022 of $25.46 trillion Factoring Payments Intelligence Liquidity Technology Servicing Connectivity Automation Speed Density Neutrality Veracity U.S. Freight and Logistics Industry $990B Gross freight revenue from U.S. trucking on primary shipments1 3.7% Of U.S. GDP2 72.6% of freight carried by trucks1

A Unique Value Chain Built on a Unified Technology Platform

Factoring

#2 Transportation factor in the U.S.

Book turns **~10x** annually

1.29% Discount Rate, **$3B** purchases - 3Q25

Growth: Organic and Factoring-as-a-Service (FaaS)

SAM $300-$400M *@40% Pretax Operating Margin[1]*

$155MM Annualized Revenue[2]

Payments

The **only** true **Financial Network** in brokered freight

Triumph Network includes **535** brokers, **57** factors, **75** shippers, and **173,000+** carriers (TTM)

Two-year revenue CAGR **27.8%**

SAM $300-$350M *@50% EBITDA[1]*

$73MM Annualized Revenue[2]

Intelligence

Tiered subscription ACV **$43,000**

Verified transaction **data**, predictive insights

SaaS-type gross margins **89%**

SAM $300-$400M *@90% gross margins[1]*

$9MM Annualized Revenue[2]

Banking

Top decile cost of funds & net interest margins

Short duration loan book

~50% of the portfolio turns in ~**37 days**

~70% of the portfolio turns in **under 1 year**

<$223 million matures **beyond 5 years**

Stable revenue not expected to grow or shrink materially w/o divestiture

[1]These values represent long-term goals for the segments, and do not reflect current operating results.

[2]Presented this quarter and going forward excluding intracompany noninterest revenue. Comparative 2Q 2025 values were: Factoring $155 million, Payments $67 million, Intelligence $7 million, or $229 million in total.

Triumph

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7 A/P1 The Value Chain at Work in a Single Freight Transaction $1,360 A/PA/R A/R A/P FactorsBrokers + 4PLs A/R Carriers Shippers $620 Driver Wages and Benefits $450 Fuel Spend $225 Truck Purchase/ Lease $175 Repairs, Maintenance, Tires $90 Other Spend Fee Revenue (~$3 per invoice) Financing Revenue (~$30 per invoice) Float Revenue (De minimis per invoice) Spend Revenue (~$20 per invoice2) Quick Pay Audit Fees Network Fees Payment Fees Factoring Payments Float LoadPay Card Interchange LoadPay Instant Transfer LoadPay Float Subscription Revenue Intelligence Offerings A/P 1. Source: 2023 American Transportation Research Institute, An Analysis of the Operational Costs of Trucking: 2023 Update 2. Assumes all non-driver wages entire invoice is spent on LoadPay debit card

8 One Industry. One Network. Five Solutions. Each product in Triumph’s suite is a link in a unique value chain. Each product advances the next and generates virtuous momentum for Triumph and its customers. Payments Triumph handles payments for 43 of the top 100 freight brokers, disbursing over $166MM every day*, improving transactional confidence by efficiently remitting funds to the right party at the right time while mitigating fraud. Triumph’s reputation is strengthened by being a publicly traded bank. Audit Triumph audits over half of the top 100 brokers, more freight volume than any known competitor, reducing the time and effort required to process invoices through automation and efficiency at scale. Liquidity Solutions Includes factoring, FaaS, and Supply Chain Finance (SCF). Triumph is the second-largest transportation factoring firm, purchasing $47MM in invoices daily*, turning freight receivables into working capital. Digital Banking+ A business bank account integrated with our Network offering 24/7 instant funding seamlessly moving money from any of over 400 connected freight brokers, as well as access to an integrated set of tools to serve as the hub of a carrier’s backoffice. Intelligence Fraud protection, pricing, capacity and performance insights powered by $70B in annualized core transaction volume. Triumph offers the most accurate and tailored freight pricing model and the only neutral performance platform in the industry, allowing brokers to better identify carrier traits important to shipper clients and carriers to differentiate service through objective metrics. *calculated using number of working days

Factoring Payments Intelligence

10 Triumph Is a Leading Factor and Continues To Grow 1. Data as of the quarter ending 09/30/2025. | 2. Net funds employed equal the accounts receivable balance less any reserves and unpaid fees held against the account. #2 transportation factor in North America $11.3B in transportation accounts receivable purchased over last 12 months Per Invoice Fee1 ~1.29% Average Discount Rate Yield on NFE1,2 ~14.3% Portfolio Turn1 ~10x Annually

11 Triumph Has Built a Technology Platform That Creates Momentum for Network Participants The barrier to scale a factoring business is high due to small invoice sizes. Those small, highly repeatable transactions opened the door for Triumph to lead in innovation.. Our investment and focus has created an unmatched Factoring factory. Factoring-as-a-Service (FaaS) is now a scalable, monetizable asset. By democratizing Triumph’s service offering to the industry, it created new growth channels and reinforced its competitive edge. FaaS Client #3 C.H. Robinson FinancialTM RXO Extra®| Factoring Triumph Factoring © TBK Bank, SSB, DBA Triumph

Factoring Payments Intelligence

13 Triumph's Transportation Platform Stands Out for Its Rapid Growth and Unique Positioning. 1. Data as of the quarter ending 09/30/2025. 2. The depth of the network is the dollar volume of all transactions in each product or segment. The depth is larger because we touch certain transactions in multiple products and segments. 1st and only financial Network in brokered freight Positive operating income achieved 3Q2025 Trailing 24 Month Revenue CAGR1 27.8% Average Discount Rate EBITDA Margin1 16.8% Network Depth2 $114B 3Q2025 annualized

The Reinforcing Value Chain Inside Payments

Audit ($30B)

Triumph audits **over half of the top 100 brokers** and more freight volume than any known competitor.

Triumph's NextGen audit product **sets the industry standard** for features and stability.

Payments ($38B)

Triumph handles payments for **over 400** freight brokers, **including 43 of the top 100**, with its total Network Engagement now over 63% of all brokered freight[1,2]. Revenue growth YTD 23.1%.

Triumph's reputation is strengthened by being a **publicly traded bank**.



Largest Audit
Largest Payments
Vast Opportunity

Digital Wallet LoadPay (4.4K Accts)

Triumph's new digital wallet is positioned to rapidly become the industry standard in transportation, offering **24x7x365 instant funding**.

Adding 22**+ accounts** per day, generating an annualized **$290 per all accounts** 90 days or older, or **$700 per account** when linked & funded, and **over $635** per account 30 days or older **when** linked & funded to a factor or broker.

40% of all accounts and 41**%** of accounts 90 days and older are linked and funded.

[1]Triumph defines Network engagement as the amount of freight touched through our payments, audit, full AP automation and rate intelligence products.

[2]This reference to brokered freight is specific to domestic truckload (TL) freight only. Thus, this calculation would exclude less than truckload (LTL), parcel, etc. It would also exclude shipper volumes. Triumph evaluates the number of payments received in its Triumph Factoring segment as a proxy for the percentage of TL freight Triumph Payments is touching and use industry data points to make informed assumptions. In the end, this goal is not intended to be a precise measurement in the same way as Triumph would measure earnings. It is a directional and blunt measurement of the reach of the Network.

Triumph 14

Factoring Payments Intelligence

16 Platform Investments Drove Expansion Into High Margin Services at Scale $70 Billion in Annual Transactional Data

17 Inside the Network, Every Connection Improves the Whole; Outcomes Multiply for Triumph and Its Customers Creating Value for Customers/Participants A purpose-built Network for US surface transportation ✓ Network and back-office efficiencies ✓ Fraud mitigation ✓ Automated invoice approvals & instant funding to LoadPay ✓ Working capital on demand ✓ Aggregated, audited and curated information leading to actionable insights for customers Creating Value for Triumph Network effects mitigate fraud Monetize the core transaction numerous times Scale creates density, density creates depth, depth creates valuable high margin data to resell Highly integrated networks with complimentary products delivered well, create powerful moats and defensible high margin businesses

Sustainable Business Practices

19 Our Values Transparency Communicate the truth consistently, directly and professionally. Open communication is the foundation of strong relationships. Respect Treat others as you want to be treated. Put the needs of others and the needs of the team before promoting your own agenda. Invest for the future Do not allow the immediate to crowd out the important. Success that endures is built upon a long-term perspective. Unique is good Be wary of following the crowd. Being unique can be difficult, but if it were easy, everyone would do it. Mission is more than money Make everything you're involved in better. This includes doing good in the areas of greatest need – in your community and around the world. People make the difference In any situation, the most important criteria for success are the quality of people and the quality of their thinking. Humility Model humility in all that you do. Humility is not passivity, as it requires the courage to prefer others' needs over your own. T MI R P H U

20 Our Environmental Practices What We Believe What We Monitor We recognize that our activities may have an impact on our planet We are committed to sustainable finance, balancing environmental stewardship with responsible business operations and complying with all applicable laws We focus our efforts on responsible resource use while creating comfortable, safe and healthy workplaces for our team members and stakeholders Limits set on concentrations of certain types of lending or industries The company requires Board oversight and approval of relationships exceeding certain thresholds The company employs external loan review and between 70% and 75% of the portfolio is reviewed annually The company stress tests the portfolio regularly and evaluates whether climate change loss factors should be included in credit loss forecasting Our Environmental Policy Our Environmental Policy What We Practice ✓ Preference for environmentally friendly products ✓ Leverage document and image technology to reduce paper consumption, our largest waste product ✓ Newest branch operates solar panels and geothermal heat pumps ✓ New offices use LED lighting and occupancy sensors. Existing branches are being upgraded Our Corporate Sustainability Report Our Corporate Sustainability Report

21 Our Diversity The diversity of Triumph team members is a tremendous asset. We are committed to providing equal employment and advancement opportunities to qualified individuals and will not tolerate illegal discrimination or harassment of any kind. Women represent 61% of our overall team members 63% of our non- management team members 65% of our management team members 33% of management, senior vice president and above Our Human Treatment Statement Our Human Treatment Statement To ensure this, we employ: ✓ A CEO advisory committee on diversity & inclusion ✓ Expansion of non-discrimination in employment plans ✓ Team member satisfaction surveys ✓ Training & educational assistance ✓ Working conditions that are safe and healthy ✓ Significant benefits beyond medical and retirement plans Ethnic minorities represent 43% of our overall team members 39% of our non- management team members 31% of our management structure through vice president 12% of management, senior vice president and above Triumph’s age-related demographics were 53% 40 years of age or younger 47% 41 years of age and older As of December 31, 2024

22 Our Philanthropy In 2024, Triumph's Matching Gifts Program Aside from volunteering, Triumph's Matching Gifts Program, supports organizations important to team members by matching their charitable contributions to qualified organizations, dollar- for-dollar, up to $1,000 for each team member, each calendar year. 424 Team members volunteered 8,366 Volunteer hours were reported 398 Organizations were supported $54,190 Donated through the Matching Gifts Program in 2024 Major Charitable Initiatives The Mission is More Than Money We focus on doing the most good in the areas of greatest need through our philanthropic endeavors. Below are four areas of focus used to guide Triumph’s decision making around nonprofit partnerships, charitable giving opportunities, and team member volunteer events. • Advocating for Safety & Justice • Supporting Families • Providing Access to Basic Needs • Transforming Communities Triumph Workshop Triumph Workshop provides the tools, knowledge, and connections to foster a community of creation, innovation and success. Triumph and TBK Bank established Triumph Workshop as a makerspace to serve the community through programs focusing on workforce development, education initiatives and entrepreneur support. TBK Scholars Program In 2024, we completed our 6th annual scholarship program, awarding fifteen $1,000 scholarships to high school seniors from low-to-moderate income ("LMI") families in the communities the bank serves. Crosshairs Charitable Foundation This organization provides an opportunity for others to participate in community development and charitable activities that Triumph supports.

Appendix

24 Executive Team Aaron P. Graft Founder, Vice Chairman, and Chief Executive Officer 15 Years at Triumph Brad Voss EVP, Chief Financial Officer 14 Years at Triumph Todd Ritterbusch President, Payments & Banking 6 Years at Triumph 23 Years in Banking Kim Fisk President, Triumph Factoring 13 Years at Triumph 21 Years in Factoring Dawn Salvucci-Favier President, Triumph Intelligence <1 Year at Triumph 22 Years in Transportation Graft began his career as an attorney with Fulbright & Jaworski, LLP (now Norton Rose Fulbright LLP), where he focused on distressed loan workout. He received a Bachelor of Arts, Cum Laude, and a Juris Doctorate, Cum Laude, from Baylor University. Graft previously served on the Baylor University Hankamer School of Business Advisory Board. Voss joined Triumph from CSG Investments where he led the sourcing, analysis and execution of investments in distressed securities. Before that, Voss served as a Portfolio Manager for Highland Capital Management, L.P. He holds a Bachelor of Business Administration in accounting and finance from Texas Christian University and a Master of Business Administration from the University of Texas at Austin. He is a Chartered Financial Analyst (CFA) charter holder. Ritterbusch was previously a managing director and market executive in JP Morgan Chase’s commercial bank. Ritterbusch earned a Bachelor of Science with distinction in interdisciplinary engineering from Purdue University and a Master of Business Administration from the Kellogg School of Management and a Master of Engineering Management from the McCormick School of Engineering at Northwestern University. Prior to her current role, Fisk served as Executive Vice President and Chief Operating Officer of Triumph Factoring, where she was instrumental in translating strategic initiatives into operational execution. She also previously held the role of Executive Vice President, Operations and Underwriting at Triumph Factoring, where her leadership significantly improved efficiency and elevated the client experience. Fisk is a Certified Account Executive in Factoring (CAEF), a credential awarded by the International Factoring Association. Salvucci-Favier previously served as Chief Executive Officer and Chief Product Officer of Greenscreens.ai, a dynamic pricing infrastructure solution for the logistics industry. Throughout her career, she has led global product strategy and management at several major transportation management system (TMS) providers, including Manugistics, JDA Software, Shippers Commonwealth, RedPrairie (now Blue Yonder), and 3Gtms. In these roles, she developed and executed strategies that delivered industry- leading technology solutions to the logistics market. Tim Valdez Chairman, Triumph Factoring 4 Years at Triumph 30 Years in Factoring Before joining, Valdez served as Vice President of WEX Fleet One Factoring. Prior to that he co-founded Pavestone Capital, a recourse factoring company serving small and middle- market transportation businesses and prior to that served as Chief Lending Officer for Transportation Alliance Bank.

Thank you!